Exhibit 10.1

ODYSSEY THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Service Providers and to promote the success of the business of the Company and of its Affiliates.

2. Definitions. The following definitions shall apply as used herein and, except as defined otherwise in an Award Agreement, in the Award Agreements.

“Affiliate” means an entity controlled by, controlling or under common control with the Company.

“Administrator” means the Board and any Committee or individual appointed to administer the Plan under Section 4.

“Award” means an award described in Section 6.

“Award Agreement” means the written agreement evidencing the grant of an Award, including any amendments and attachments thereto.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to the termination of a Grantee’s service to the Company or an Affiliate, the term “Cause” (or similar term) that is expressly defined in such Grantee’s employment or other service agreement with the Company or an Affiliate or, in the absence of such definition, “Cause” shall means the Grantee’s (i) performance of any act or failure to perform any act in bad faith and to the material detriment of the Company or any Subsidiary; (ii) act of dishonesty, intentional misconduct, or material breach of any agreement with the Company or any Affiliate; (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person or any felony; (iv) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate; or (v) engagement in sexual harassment while serving as a service provider to the Company or any Affiliate.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means any committee that is composed of at least two members of the Board.

“Common Stock” means common stock, $0.0001 par value per share, of the Company.

“Company” means Odyssey Therapeutics, Inc., a Delaware corporation, or any successor entity.

“Consultant” means any person other than an Employee or a Director (solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary or other Affiliate to render consulting or advisory services to the Company or such Subsidiary or Affiliate.

“Corporate Transaction” means any of the following transactions:

(i) a transaction or series of related transactions in which any person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any person who immediately prior to the consummation of such transaction or transactions owns more than a majority of the Company’s outstanding voting securities, acquires more than 50% of the combined voting power of the voting securities of the Company, except that any change in the ownership of the stock of the Company as a result of [either an Initial Public Offering or] a private financing of the Company that is approved by the Board will not be considered a Corporate Transaction unless otherwise deemed to be a Corporate Transaction by the Administrator;

(ii) a consolidation or merger of the Company with or into another entity, unless the stockholders of the Company immediately prior to the consummation of such consolidation or merger own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such consolidation or merger;

(iii) the sale or other disposition of all or substantially all of the assets of the Company;

(iv) the liquidation, dissolution or winding up of the Company; or

(v) the Company’s completion of a De-SPAC Transaction.

For the avoidance of doubt, a transaction will not constitute a Corporate Transaction if: (1) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (2) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“De-SPAC Transaction” means a business combination, merger, consolidation or share exchange transaction between the Company and a special purpose acquisition company or its subsidiary in which the common stock (or substantively similar securities) of the surviving or parent entity is listed on any recognized stock exchange.

“Director” means a member of the Board or the board of directors of any Subsidiary or other Affiliate.

“Disability” means, with respect to a Grantee, that such Grantee is permanently and totally disabled as defined in Section 22(e)(3) of the Code, and will be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

“Employee” means an employee of the Company or any Subsidiary (including a Director who is also an employee).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of a Share determined as follows:

(i) if Shares are listed on one or more established stock exchanges or national market systems, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Shares are listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) if Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for Shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) if neither (i) nor (ii) above applies, the fair market value determined by the Board using any measure of value that the Board determines to be appropriate (including, as it considers appropriate, relying on appraisals), and with respect to Options and SARs, in a manner consistent with the valuation principles under Section 409A of the Code (“Section 409A”), except as the Board may expressly determine otherwise.

“Grantee” means an individual who holds an Award.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Initial Public Offering” means the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities.

“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option. “Option” means an option to purchase Shares.

“Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code. “Plan” means this 2021 Equity Incentive Plan, as such may be amended or restated from time to time.

“Restricted Stock” means Shares issued under the Plan subject to restrictions determined by the Administrator and set forth in the applicable Award Agreement.

“RSUs” means an Award based on the value of a Share that is an unfunded and unsecured promise to deliver Shares, cash, or other property upon the attainment of specified vesting or performance conditions, as determined by the Administrator and set forth in the applicable Award Agreement.

“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as determined by the Administrator and set forth in the applicable Award Agreement, measured by appreciation in the value of a Share.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means an Employee, Director, or Consultant, or any other person who provides services directly or indirectly to the Company or any Affiliate.

“Share” means a share of Common Stock.

“Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Unrestricted Stock” means Shares issued under the Plan that are not subject to vesting, forfeiture or similar restrictions pursuant to the applicable Award Agreement. For the sake of clarity, Shares that are only subject to restrictions on transfer, right of first refusal, market standoff and other similar restrictions shall not, by virtue of such restrictions, be deemed to be “Restricted Stock.”

3. Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is initially set at 3,685,212 Shares (the “Share Reserve”) and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

(b) Shares Returned to Plan. Except as otherwise set forth in an Award agreement, any Shares covered by an Award (or portion of an Award) which are forfeited, canceled, reacquired by the Company prior to vesting, expired (whether voluntarily or involuntarily), satisfied without the issuance of Shares, or withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, or otherwise terminated (other than by exercise) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan; provided that, except as otherwise set forth in an Award agreement, if Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan for all purposes other than the grant of Incentive Stock Options.

4. Administration of the Plan.

(a) Administration by the Board. Subject to Sections 4(b) and 4(c), the Plan will be administered by the Board. The Board shall have authority as may be necessary or appropriate for the Administrator to carry out its functions as described in the Plan, including without limitation, the authority:

(i) to grant Awards and determine recipients and terms thereof, including purchase, exercise, or base price; the time or times when Awards may be exercised; vesting criteria; any forfeiture events; any vesting acceleration or waiver of forfeiture restrictions; and any restriction or limitation regarding any Award or the Shares or other consideration relating thereto;

(ii) to determine Fair Market Value,

(iii) to amend, modify or terminate any outstanding Award pursuant to Section 10(c),

(iv) to determine whether conditions and events described in the Plan or in Award Agreements are satisfied, including whether a Grantee is disabled, whether a Corporate Transaction has occurred, and whether a Grantee’s employment or service has terminated with Cause;

(v) to determine the effect of a Corporate Transaction on outstanding Awards,

(vi) to establish sub plans under the Plan, containing such limitations and other terms and conditions as the Administrator determines are necessary or desirable, for the purpose of satisfying blue sky, securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards or qualifying for favorable tax treatment under applicable foreign laws, and

(vii) to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.

The Board shall have full discretionary authority to construe and interpret the terms of the Plan and any Award Agreements entered into under the Plan and to determine all facts necessary to administer the Plan and any Award Agreements. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No Director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan that is made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more Committees. All references in the Plan to the “Administrator” shall mean the Board or a Committee of the Board or the officers referred to in Section 4(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board or a Committee may delegate to one or more officers of the Company or any Subsidiary the power to grant Awards, subject to any limitations under the Plan, to Employees, or, if permitted by applicable law, other Service Providers, and to exercise such other powers under the Plan as the Board or a Committee may determine, provided, that the Board or a Committee shall fix certain material terms of the Awards to be granted by such officers (including the exercise price of such Awards, if applicable, which may include a formula by which the exercise price will be determined) and the maximum number of Shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to himself or herself.

(d) Indemnification. The Administrator shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan. In addition to such other rights of indemnification as they may have, members of the Board and any Committee (and any individuals to whom authority to act for the Board is delegated in accordance with the Plan) shall be defended and indemnified by the Company to the extent permitted by law against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct. Upon the institution of any such action, suit, or proceeding, any such indemnified person against whom a claim is made shall notify the Company in writing and give the Company the opportunity, within thirty (30) days after such notice and at its own expense, to handle and defend the same before such indemnified person undertakes to handle it on his or her own behalf.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have Employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3 hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

5. Eligibility for Awards. Awards other than Incentive Stock Options may be granted to any Service Provider. Incentive Stock Options may be granted only to Employees.

6. Ty pes and Terms of Awards.

(a) General. Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Stock, (iv) RSUs, (v) Unrestricted Stock, and (vi) other stock-based awards or cash incentives that the Administrator determines are consistent with the purpose of the Plan and the interests of the Company.

(b) Conditions of Awards. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, restrictions and restriction periods, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. Subject to the terms of the Plan, the Administrator may determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment of the Grantee. All of the terms and conditions of an Award shall be as set forth in the applicable Award Agreement or in this Plan.

(c) Discretion of Administrator. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Administrator need not treat Grantees uniformly.

7. Options and SARs.

(a) General. The Administrator may grant Options and SARs under the Plan and determine the number of Shares to be covered by each Option and/or SAR, the exercise price and such other terms, conditions and limitations applicable to the exercise of each Option and/or SAR, as it deems necessary or advisable. Subject to Section 7(g), Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non- Qualified Stock Option.

(b) Exercise Price. The exercise price per Share subject to an Option or SAR shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. If an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above as a substitution for a stock option or stock appreciation right in accordance with and pursuant to Section 424 of the Code, in the case of an Incentive Stock Option, and pursuant to Section 409A, in the case of a Non-Qualified Stock Option.

(c) Term of Options and SARs. The term of each Option and SAR shall be fixed by the Administrator and set forth in the Award Agreement; provided, however, that no Option or SAR shall be exercisable more than ten (10) years after the date of grant. If an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent of the Company, and an Incentive Stock Option is granted to such Employee, the term of such Option shall be no more than five (5) years from the date of grant. Unless the employment of an Employee is terminated for Cause (in which circumstance, the Award Agreement may specify that the Option terminates immediately upon termination of employment), an Option granted to an Employee shall expire (i) three (3) months after the Employee ceases to be an Employee (or such other period of time as determined by the Administrator and set forth in the applicable Award Agreement), or (ii) if the Employee ceases to be an Employee because of Disability or the Employee dies while the Option is outstanding, one (1) year after the Employee ceases to be an Employee due to a Disability or death (or such other period of time as determined by the Administrator and set forth in the applicable Award Agreement).

(d) Exercisability ; Rights of a Stockholder. Options and SARs shall become vested and/or exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator and set forth in the Award Agreement; provided, however, that the Administrator may at any time accelerate the vesting and/or exercisability of all or any portion of any Option or SAR. A Grantee shall have the rights of a stockholder only as to Shares acquired upon the exercise of an Option or SAR in accordance with the Plan and applicable Award Agreement (and not as to Shares underlying an unexercised Option or SAR) and the entry of such Grantee’s name as a stockholders in the books of the Company.

(e) Exercise of Options and SARs. Options and SARs may be exercised in whole or in part by delivery to the Company of a written notice of exercise in such form of notice (including electronic notice) and manner of delivery as is specified by the Administrator, together with payment in full as specified in subsection (f) for the number of Shares for which the Option or SAR is exercised. Shares subject to the Option will be delivered by the Company as soon as practicable following exercise. An Option may not be exercised for a fraction of a Share.

(f) Payment Upon Exercise. No Shares shall be delivered pursuant to any exercise of an Option or SAR until payment in full of all required tax withholding, and in the case of an Option, the aggregate exercise price. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof), as determined by the Administrator in its sole discretion, at or after grant, consistent with the Award Agreement:

(i) In cash, by either certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Administrator;

(ii) In the form of previously acquired Shares based on the Fair Market Value on the date of exercise, subject to clauses (iv) of this Section 7(f) if the Initial Public Offering as occurred;

(iii) If permitted by the Administrator, by the Grantee’s delivery of a promissory note, if the Board has expressly authorized the loan of funds to the Grantee for the purpose of enabling or assisting the Grantee to effect such exercise; provided, that at least so much of the exercise price as represents the par value of the Shares exercised shall be paid in cash if required by state law; and/or

(iv) If permitted by the Administrator and the Initial Public Offering has occurred (or the Shares otherwise become publicly-traded), through the delivery (or attestation to the ownership) of Shares that have been purchased by the Grantee on the open market or that are beneficially owned by the Grantee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under ASC 718 or other applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the Grantee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date; and/or

(v) By such other means as the Administrator may accept.

No certificates for Shares so purchased will be issued to the Grantee until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the Grantee at the time of exercise of the Option that the Grantee is purchasing the Shares for the Grantee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from the Grantee payment or provision for all withholding taxes due as a result of the exercise of the Option, consistent with Section 10(b). The delivery of certificates representing the Shares to be purchased pursuant to the exercise of an Option will be contingent upon (A) receipt from the Grantee (or a purchaser acting in his or her stead in accordance with the provisions of the Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the Grantee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares. In the event a Grantee chooses to pay the purchase price in previously owned Shares through the attestation method, the number of Shares transferred to the Grantee upon the exercise of the Option shall be net of the number of Shares attested to.

(g) Annual Limit on Incentive Stock Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and any Subsidiary or Parent) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 7(g), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(h) Early Exercise. The Award Agreement for an Option or SAR may, but need not, include a provision whereby the Grantee may elect, at any time during the period in which he or she is Service Provider, to exercise any part or all of the Option prior to full vesting. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or any Subsidiary or Parent or to any other restriction the Administrator determines to be appropriate.

(i) Administrator’s Right to Cancel Certain Options. Any other provision of the Plan or an Award Agreement notwithstanding, the Administrator shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Administrator shall give the Grantee not less than 30 days’ notice in writing. If the Administrator elects to cancel such Option, it shall deliver to the Grantee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the exercise price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

8. Restricted Stock, RSUs and Unrestricted Stock.

(a) General. The Administrator shall determine the terms and conditions of each Award Agreement for Restricted Stock, RSUs and Unrestricted Stock. Subject to Section 11(a), Award Agreements for Restricted Stock and RSUs shall include such restrictions as the Administrator may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate.

(b) Stock Certificates. The Company may require that any stock certificates issued in respect of Shares of Restricted Stock shall be deposited in escrow by the Grantee, together with a stock power endorsed in blank, with the Company (or its designee). Following the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Grantee or if the Grantee has died, to the beneficiary designated, in a manner determined by the Administrator, by a Grantee. In the absence of an effective designation by a Grantee, the designated beneficiary shall be the Grantee’s estate.

(c) Forfeiture and the Option to Purchase. Except as otherwise determined by the Administrator or as set forth in an Award Agreement, upon a Grantee’s termination of employment or service (as determined under criteria established by the Administrator) for any reason during the applicable restriction period, the Company (or its designee) shall have the right, but shall not be obligated, (i) to repurchase from the Grantee all or part of Shares of Restricted Stock still subject to restriction at their issue price or other stated or formula price or (ii) to require forfeiture of such Shares if issued at no cost.

(d) Rights as a Stockholder. Upon (i) the grant of an Award for Restricted Stock or for Unrestricted Stock or the settlement in Shares, pursuant to the applicable Award Agreement, of an Award for RSUs and (ii) payment of any applicable purchase price, the Grantee of such Award shall be entered as a stockholder on the books and the Company and considered the record owner of and shall be entitled to vote the Shares if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The Grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

9. Other Awards.

(a) Other Stock-Based Awards. Subject to the provisions of the Plan, the Committee, may grant other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock. Such Awards may be granted either alone or in conjunction with other Awards granted under the Plan. Each such Award shall be confirmed by, and be subject to, the terms of an Award agreement.

(b) Cash Incentive Awards. Subject to the provisions of the Plan, the Committee may grant cash incentive awards.

10. General Provisions Applicable to Awards.

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Grantee, either voluntarily or by operation of law, and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Administrator may provide in an Award Agreement that the Award is transferable by will, by the laws of descent and distribution, or as permitted by Rule 701 promulgated under the Securities Act or other applicable law. References to a Grantee, to the extent relevant in the context, shall include references to authorized transferees.

(b) Withholding. The Grantee shall be fully responsible for all applicable foreign, federal, state, local or other income, employment, social security, value added and other tax and must satisfy all applicable withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Grantee must pay the Company the full amount, if any, required for withholding or, if permitted by the Administrator in its discretion, have a broker tender to the Company cash equal to the withholding obligations.

(c) Amendment of Awards. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a

Non-Qualified Stock Option. The Grantee’s consent to such action shall be required unless (A) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Grantee’s rights under the Plan with respect to such Award or (B) the change is permitted under Section 12 or 13 hereof.

(d) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.

(e) Delivery of Stock Certificates. Stock certificates to Grantees shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Grantee, at the Grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 8 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records.

(f) Uncertificated Shares. To the extent any Shares are uncertificated: (i) such Shares shall be deemed delivered by the Company for all purposes when the Company or a stock transfer agent of the Company shall have given to the Grantee, by electronic mail or by United States mail, addressed to the Grantee at the Grantee’s last known address on file with the Company, notice of the issuance and recorded the issuance in its records (which may include electronic “book entry” records); (ii) any reference in this Plan or any Award Agreement to the legending of certificates shall be interpreted to mean the notation in the Company’s records (which may include electronic “book entry” records); (iii) any provision requiring deposit of stock certificates shall not be deemed breached solely by virtue of the fact that there is no stock certificate representing such Shares; and (iv) the rights of an individual or entity that is entitled to retain possession of a stock certificate (e.g., as security for performance, as escrowed property, or for similar purposes) shall not be prejudiced solely by virtue of the fact that such Shares are not represented by a stock certificate.

(g) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

11. Conditions Upon Issuance of Shares.

(a) General. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under applicable laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award Agreement shall be suspended until the Administrator determines that such delivery is lawful, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) Transferability of Shares. Except as the Administrator may otherwise determine or provide in an Award Agreement, Shares shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Grantee to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or to the extent required by law. References to a Grantee, to the extent relevant in the context, shall include references to authorized transferees.

(c) Securities Law Compliance. As a condition to the exercise of an Award or the receipt of Shares pursuant to an Award, the Company may require (i) the person exercising such Award (A) to make such representations and agreements as the Company may consider appropriate to avoid violation of the Securities Act or comparable state law, and (B) to agree to market standoff obligations in connection with any public offering of Shares of the Company, and (ii) that the certificates evidencing such Shares bear appropriate legends restricting transfer.

(d) Repurchase Rights. Except to the extent determined otherwise by the Administrator, until the earlier of the date of a Corporate Transaction or Initial Public Offering, the Company shall have the right of first refusal with respect to any proposed disposition by the Grantee (or any successor in interest) of any Shares issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms established by the Administrator and set forth in the document evidencing such right.

12. Adjustments.

(a) In the event of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, combination or exchange of shares, reclassification of shares, spinoff or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per Share of each outstanding Option and SAR, (iii) the number of Shares subject to and the repurchase price per Share subject to each outstanding Restricted Stock Award and RSU Award, and (iv) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Administrator; provided, however, that each adjustment to Non-Qualified Stock Options or SARs shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) (or any successor regulation) and each adjustment to Incentive Stock Options shall satisfy the requirements of Treas. Reg. § 1.424-1 (or any successor regulation); and provided, further, that the Administrator will make any adjustment to an Award as is required by Section 25102(o) of the California Corporations Code to the extent that the Company is relying upon the exemption afforded thereby with respect to the Award.

(b) If a majority of the shares which are of the same class as the shares that are subject to the Award are exchanged by whatever means for, converted into, or otherwise become (whether or not pursuant to a Corporate Transaction) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Award to provide that the Award is for New Shares. In the event of any such amendment, the number of shares subject to the Award shall be adjusted in accordance with Section Error! Reference source not found. of the Plan.

13. Corporate Transactions. In connection with any Corporate Transaction, all Options and other Awards outstanding on the effective date of such Corporate Transaction shall be treated in the manner described in the definitive transaction agreement, which agreement need not treat all Options and Awards (or all portions of an Option or an Award) in an identical manner. The treatment specified in the transaction agreement or as determined by the Administrator may provide for any one or more of the following with respect to each outstanding Option or Award (the following list not to be exclusive):

(a) any Option or SAR shall become vested and immediately exercisable, in whole or in part;

(b) any Restricted Stock or RSU shall become non-forfeitable, in whole or in part;

(c) that any Option or SAR shall be assumed by the successor corporation or cancelled in exchange for substitute stock options in a manner consistent with the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) (or any successor regulation), in the case of a Non- Qualified Stock Option or SAR, and Treas. Reg. § 1.424-1(a) (or any successor regulations), in the case of an Incentive Stock Option;

(d) that any Option shall be cancelled in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between (x) either the Fair Market Value per Share on the date of the Corporate Transaction or the per share consideration payable to the holders of Shares in the Corporate Transaction (such per share consideration, the “Transaction Consideration”) and (y) the exercise price of that Option; provided, that if the Fair Market Value per Share on the date of the Corporate Transaction or the Transaction Consideration does not exceed the exercise price of any such Option, the Administrator may cancel that Option without any payment of consideration therefor;

(e) that any Restricted Stock or RSU shall be cancelled in exchange for restricted stock of or restricted stock units in respect of the capital stock of any successor corporation (or the equivalent in a successor entity that is not a corporation);

(f) that any Restricted Stock shall be redeemed for cash and/or other substitute consideration with a value equal to (A) the Fair Market Value of an unrestricted Share on the date of the Corporate Transaction or (B) the Transaction Consideration;

(g) that any RSU shall, subject to Section 17, be cancelled in exchange for cash and/or other substitute consideration with a value equal to (A) the Fair Market Value per Share on the date of the Corporate Transaction or (B) the Transaction Consideration; or

(h) such other treatment as is described in an Award Agreement.

Any substitute consideration issued to a Grantee pursuant to this Section 13 may include, to the extent determined by the Administrator, the right to receive consideration payable in the Corporate Transaction after the closing (e.g., in respect of an earn-out or escrow release).

Notwithstanding anything in the Plan to the contrary, a Grantee who is a U.S. taxpayer may be required to forfeit any portion of the consideration otherwise receivable pursuant to a Corporate Transaction to the extent that the payment of such portion of the consideration would result in a violation of Section 409A.

14. Effective Date and Term of Plan; Stockholder Approval.

(a) Adoption of Plan. The Plan shall become effective upon its adoption by the Board (such date, the “Effective Date”). It shall continue in effect for a term of ten (10) years from the date of adoption unless sooner terminated.

(b) Stockholder Approval. No Option granted under the Plan may be exercised until the Plan is approved by stockholders of the Company holding a majority of the outstanding securities of the Company entitled to vote (determined on an as-converted basis). If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all Options previously granted under the Plan shall terminate and cease to be outstanding, and no further Options shall be granted under the Plan.

15. Amendment, Suspension or Termination of the Plan.

(a) General. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan, in whole or in part; provided that the Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable law, rule or regulation. In addition, in no event shall an amendment increase the maximum number of Shares with respect to which Awards may be granted under the Plan without stockholder approval.

(b) Limitation on Grants of Awards. No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No Effect on Outstanding Awards. Except as set forth in Section 15(b) no suspension or termination of the Plan shall materially and adversely affect any rights under Awards outstanding at the time of such suspension or termination.

16. No Employment or Services Rights. The Plan shall not confer upon any Grantee any right to employment or service with the Company or any Subsidiary or any Parent, nor shall it interfere in any way with the right of the Company or any Subsidiary or any Parent to terminate the Grantee’s employment or service at any time.

17. Compliance with Code Section 409A. It is intended that the provisions of the Plan comply with Section 409A, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. If an Award that is subject to Section 409A is payable upon a Corporate Transaction which is not a permissible payment event or time (as described in Treas. Reg. § 1.409A-3) then, for purposes of payment of such Award, no Corporate Transaction shall be deemed to have occurred with respect to that Award unless and until there occurs a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company (within the meaning in accordance with Treas. Reg. § 1.409A-3(i)(5)). To the extent required or advisable to avoid a violation of Section 409A, no discretion to require payment of an Award that is subject to Section 409A upon a Corporate Transaction shall be exercised if not set forth in writing by the time required under Section 409A. If an Award is subject to Section 409A, any payment made to a Grantee who is a “specified employee” of the Company or any Subsidiary shall not be made before such date as is six months after the Grantee’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 17, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A and the applicable Treasury regulations. Nothing in this Plan or in an Award Agreement shall be interpreted or construed to transfer any liability for any tax (including a tax or penalty due as a result of a failure to comply with Section 409A) to the Company, any Subsidiary or Parent, or to any other individual or entity, and the Company shall have no liability to a Grantee, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant.

18. Status of Plan. With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly so determine in connection with any Award.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Severability. If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Grantee, such provision shall be construed or deemed amended to conform with applicable laws, or if the provision cannot be so construed or deemed amended without, in the sole discretion of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be severed as to the jurisdiction or Grantee and the remainder of the Plan and any such Award shall remain in full force and effect.

21. Governing Law. The validity and construction of the Plan and any Award Agreements thereunder shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Award Agreement to the substantive law of another jurisdiction.

* * *

ADOPTED BY THE BOARD ON AUGUST 30, 2021

APPROVED BY THE STOCKHOLDERS ON AUGUST 30, 2021

ODYSSEY THERAPEUTICS, INC.

FIRST AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan (the “Plan”) is made effective as of November 15, 2021. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 3,685,212 shares to 8,677,890 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended to read in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 8,677,890 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to First Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

SECOND AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Second Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan (the “Plan”) is made effective as of November 22, 2021. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 8,677,890 shares to 9,332,520 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended to read in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 9,332,520 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Second Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

THIRD AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Third Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 15, 2021 and the Second Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 22, 2021 (the “Plan”) is made effective as of May 13, 2022. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 9,332,520 shares to 13,405,678 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 13,405,678 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Third Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

FOURTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Fourth Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 22, 2021, and the Third Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated May 13, 2022 (the “Plan”) is made effective as of October 24, 2022. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to decrease the Share Reserve as set forth in Section 3(a) of the Plan from 13,405,678 shares to 13,227,832 shares.

WHEREAS, this Amendment has received the requisite approval of the Board.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 13,227,832 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Fourth Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

FIFTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Fifth Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 22, 2021, the Third Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated May 13, 2022, and the Fourth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 24, 2022 (the “Plan”) is made effective as October 25, 2023. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 13,227,832 shares to 16,609,261 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 16,609,261 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Fifth Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

SIXTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Sixth Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the Odyssey Therapeutics, Inc.

2021 Equity Incentive Plan, dated November 22, 2021, the Third Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated May 13, 2022, the Fourth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 24, 2022, and the Fifth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 25, 2023 (the “Plan”) is made effective as November 28, 2023. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 16,609,261 shares to 16,643,944 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 16,643,944 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Sixth Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

SEVENTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Seventh Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 22, 2021, the Third Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated May 13, 2022, the Fourth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 24, 2022, the Fifth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 25, 2023, and the Sixth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 28, 2023 (the “Plan”) is made effective as March 15, 2024. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 16,643,944 shares to 22,043,944 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:
3.
Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 22,043,944 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Seventh Amendment to 2021 Equity Incentive Plan]

ODYSSEY THERAPEUTICS, INC.

EIGHTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Eighth Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the Odyssey Therapeutics, Inc.

2021 Equity Incentive Plan, dated November 22, 2021, the Third Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated May 13, 2022, the Fourth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 24, 2022, the Fifth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated October 25, 2023, the Sixth Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated November 28, 2023, and the Seventh Amendment to Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, dated March 15, 2024 (the “Plan”), is made effective as of October 25, 2024. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve as set forth in Section 3(a) of the Plan from 22,043,944 shares to 25,543,944 shares.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 25,543,944 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.”

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Eighth Amendment to 2021 Equity Incentive Plan]

Execution Version

ODYSSEY THERAPEUTICS, INC.

NINTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Ninth Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the 2021 Equity Incentive Plan, dated November 22, 2021, the Third Amendment to the 2021 Equity Incentive Plan, dated May 13, 2022, the Fourth Amendment to the 2021 Equity Incentive Plan, dated October 24, 2022, the Fifth Amendment to the 2021 Equity Incentive Plan, dated October 25, 2023, the Sixth Amendment to the 2021 Equity Incentive Plan, dated November 28, 2023, the Seventh Amendment to the 2021 Equity Incentive Plan, dated March 15, 2024, and the Eighth Amendment to the 2021 Equity Incentive Plan, dated October 25, 2024 (the “Plan”), is made effective as of June 16, 2025. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the initial Share Reserve under Section 3(a) of the Plan as set forth in this Amendment.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Stock Subject to the Plan.

(a) Reserved Shares. Subject to the immediately following sentence and the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 43,178,788 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve. If at any time the Company shall issue shares of its Series D Preferred Stock, par value $0.0001 per share, pursuant to that certain Series D Preferred Stock Purchase Agreement, dated as of June 16, 2025, by and among the Company and the investors party thereto (the “Series D Purchase Agreement”), at an Additional Closing (as defined in the Series D Purchase Agreement), then effective immediately following the consummation of each such Additional Closing, the Share Reserve shall automatically increase, without any further action by the Board or the stockholders of the Company, by a number of Shares such that the aggregate Share Reserve will represent seventeen percent (17%) of the Fully Diluted Capitalization as of immediately following such Additional Closing; provided, that, the Share Reserve shall in no event exceed an aggregate of 48,215,626 Shares. “Fully Diluted Capitalization” means the sum of (A) the aggregate number of shares of Common Stock then outstanding, (B) the aggregate number of shares of Common Stock issuable upon conversion of all shares of all series of the Company’s preferred stock then outstanding, (C) the aggregate number of shares of Common Stock issuable upon the exercise of all options, warrants and other rights to acquire equity securities of the Company then outstanding, and (D) the Share Reserve (after giving effect to any increase thereto pursuant to the foregoing sentence as a result of all Additional Closings that have occurred prior to the applicable calculation of the Fully Diluted Capitalization, including the Additional Closing that triggered such calculation) to the extent not included in the foregoing clause (C).”

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

[Signature Page to Ninth Amendment to 2021 Equity Incentive Plan]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Ninth Amendment to 2021 Equity Incentive Plan]

Execution Version

ODYSSEY THERAPEUTICS, INC.

TENTH AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

This Tenth Amendment (this “Amendment”) to the Odyssey Therapeutics, Inc. 2021 Equity Incentive Plan, as amended by the First Amendment to the 2021 Equity Incentive Plan, dated November 15, 2021, the Second Amendment to the 2021 Equity Incentive Plan, dated November 22, 2021, the Third Amendment to the 2021 Equity Incentive Plan, dated May 13, 2022, the Fourth Amendment to the 2021 Equity Incentive Plan, dated October 24, 2022, the Fifth Amendment to the 2021 Equity Incentive Plan, dated October 25, 2023, the Sixth Amendment to the 2021 Equity Incentive Plan, dated November 28, 2023, the Seventh Amendment to the 2021 Equity Incentive Plan, dated March 15, 2024, the Eighth Amendment to the 2021 Equity Incentive Plan, dated October 25, 2024, and the Ninth Amendment to the 2021 Equity Incentive Plan, dated June 16, 2025 (the “Plan”), is made effective as of September 22, 2025. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Company desires to increase the Share Reserve under Section 3(a) of the Plan as set forth in this Amendment.

WHEREAS, this Amendment has received the requisite approval of the Board and the Company’s stockholders.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.
Subsection (a) of Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Stock Subject to the Plan.

(a) Reserved Shares. Subject to the provisions of Sections 3(b), 12 and 13 of this Plan, (i) the maximum aggregate number of Shares which may be issued pursuant to all Awards is hereby set at 61,546,699 Shares (the “Share Reserve”), and (ii) the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is equal to the Share Reserve.”

2.
Except as specifically amended hereby, all other terms, conditions and provisions of the Plan shall continue in full force and effect.

[Signatures begin on following page]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

ODYSSEY THERAPEUTICS, INC.

By:	/s/ Gary D. Glick
Name:	Gary D. Glick
Title:	President and Chief Executive Officer

[Signature Page to Tenth Amendment to 2021 Equity Incentive Plan]

Form of Stock Option Agreement with Early Exercise

ODYSSEY THERAPEUTICS, INC.

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) between Odyssey Therapeutics, Inc. (the “Company”) and the individual identified below as the “Optionee” evidences the grant of a stock option under the Company’s 2021 Equity Incentive Plan (the “Plan”). This Agreement is subject to the terms of the Plan. To the extent that there is a conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

Name of Optionee (the “Optionee”)

No. of Shares subject to this Option

(“Option Shares”)

Exercise price per Share (“Exercise Price”)

“Grant Date”

“Vesting Commencement Date”

“Vesting Schedule”

“Expiration Date”

Type of Option

1. Definitions. Capitalized terms not defined in this Agreement have the meaning provided in the Plan.

2. Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company grants to the Optionee, as of the Grant Date, the Option to purchase from the Company Shares in an amount equal to the number of Option Shares, exercisable at the Exercise Price.

3. Ty pe of Option. If designated above as an “Incentive Stock Option,” the option is intended to be an incentive stock option under Section 422 of the Code (an “ISO”); however, to the extent that the Option does not satisfy the requirements applicable to ISOs, the Option shall be treated as a non-statutory stock option. If designated above as a “Non-Qualified Stock Option,” the Option is not an ISO and shall be treated as a non-statutory stock option.

4. Vesting; Exercise Period and Termination.

(a) Requirement of Vesting. This Option may be exercised before termination or expiration to the extent that the Option has become vested, subject to the terms of this Agreement and the Plan. [In addition, the unvested portion of the Option may be exercised, subject to the terms of this Agreement and the Plan, before the Expiration Date and before the Optionee’s status as a Service Provider terminates, provided, that, at the time of exercise, the Optionee executes the Restricted Stock Purchase Agreement, attached hereto as Exhibit B, pursuant to which the Shares issued in connection with the exercise of the unvested portion of the Option shall be subject to the repurchase right and drag-along obligations set forth in the Restricted Stock Purchase Agreement.]1

(b) Vesting Schedule. The Option Shares shall vest in one or more installments pursuant to the Vesting Schedule specified on the cover page of this Agreement.

(c) Termination of Option. The Option, if not previously exercised, shall terminate on the Expiration Date, except that, if the Optionee’s status as a Service Provider terminates while the Option is outstanding, the unvested portion of the Option shall terminate on the date that the Optionee’s status as a Service Provider terminates (unless the Administrator determines otherwise) and the vested portion of the Option shall be exercisable as set forth below:

(i) If the Optionee’s status as a Service Provider terminates by reason of the Optionee’s death or Disability, the Option may be exercised, to the extent vested on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of twelve (12) months from the date of death or Disability or until the Expiration Date, if earlier.

(ii) If the Optionee’s status as a Service Provider terminates for any reason other than as described above, the Option may be exercised, to the extent vested on the date of termination, by the Optionee for a period of three (3) months from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s status as a Service Provider is terminated for Cause, (1) the Option shall terminate immediately upon the date of such termination, and (2) any Shares purchased under the Option for which the Company has not yet delivered the share certificates will be immediately and automatically forfeited and the Company will refund to the Optionee the exercise price paid for the Shares, if any.

(d) Non-transferability. The Option is not transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee, or, in the event of the Optionee’s disability, by the Optionee’s legal representative.

5. Adjustments. The number of Option Shares as to which the Option has not been exercised, the Exercise Price, and the type of stock or other consideration to be received on exercise of the Option shall be subject to such adjustment pursuant to the Plan, in the manner determined to be appropriate by the Administrator, in its sole discretion. Any adjustment determined to be appropriate by the Administrator shall be conclusive and shall be binding on the Optionee.

6. Exercise.

(a) Notice. The Option shall be exercised, in whole or in part, by the delivery to the Company of an exercise notice in the form attached hereto as Exhibit A, or such other form as prescribed by the Administrator (the “Exercise Notice”), accompanied by full payment of the Exercise Price with respect to that portion of the Option being exercised and payment of any applicable withholding in accordance with Section 6(c) below.

(b) Payment. Payment of the Exercise Price and any applicable withholding shall be made by cash, wire transfer, or cashier’s check. If the Common Stock is registered under Section 12 of the Exchange Act at the time the Option is exercised, then the Exercise Price may also be paid as follows (including in combination with payment by cash, wire transfer, or cashier’s check):

(i) to the extent permitted by the Administrator, in Shares held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise of the Option;

(ii) to the extent permitted by the Administrator, and to the extent the Option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus, to the extent permitted by the Administrator, all applicable Federal, state, and local income and employment taxes required to be withheld by the Company by reason of such exercise and to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale; or

1 Note to Form: Include this language if the Optionee will have the ability to early exercise.

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(iii) through a net exercise arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the sum of the aggregate Exercise Price and the applicable Federal, state, and local income and employment taxes required to be withheld by reason of such exercise.

(c) Withholding. The Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(d) Stockholder Agreements. Upon the exercise of any Option, the Optionee agrees to enter into any stockholder agreement of the Company that may be in place at the time of exercise to which other holders of shares of Common Stock are party, including any voting, right of first refusal, co-sale or similar agreements (each a “Stockholder Agreement”), and to accept the rights and obligations under such Stockholder Agreements as if the Optionee were an original party thereto.

(e) Securities Laws Restrictions. Unless the Option Shares are covered by an effective registration statement under the Securities Act at the time of exercise of the Option, the Option Shares shall constitute “restricted securities,” as such term is defined in Rule 144 of the Securities Act. The Optionee acknowledges that (i) the Option Shares have not been registered under the Securities Act or the securities laws of any state, (ii) there may not exist a market for resale of the Option Shares, and (iii) such Option Shares may need to be held indefinitely unless the Option Shares are subsequently registered under the Securities Act or an exemption from registration is available. The Company shall have no obligation to register the Option Shares under the Securities Act or otherwise. In connection with any transfer of Option Shares, the Administrator may require the Optionee to provide to the Company at its expense an opinion of counsel, satisfactory to the Company, that such transfer is in compliance with all applicable federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Option Shares not in accordance with the terms and conditions of this Section 6(e) shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Option Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Option Shares.

7. Lock-Up Agreement. The Optionee hereby agrees that the Optionee will not, without the prior written consent of the managing underwriter of any Initial Public Offering, or any subsequent public offering, during the period commencing on the date of the final prospectus relating to such public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days for an Initial Public Offering or ninety (90) days for a public offering other than the Initial Public Offering or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in applicable FINRA rules, or any successor provisions or amendments thereto), (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Option Shares; or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Option Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of capital stock of the Company or other securities, in cash or otherwise. The foregoing provisions of this Section 7 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with any Initial Public Offering and any subsequent public offering are intended third-party beneficiaries of this Section 7 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Optionee further agrees to execute such agreements as may be reasonably requested by the underwriters in the public offering that are consistent with this Section 7 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Option Shares (and transferees and assignees thereof) until the end of such restricted period. For purposes of this Section 7, a De-SPAC Transaction shall be treated as an Initial Public Offering.

8. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option until and unless a certificate or certificates representing such Shares are issued to the Optionee pursuant to this Agreement and the Exercise Notice.

9. No Guarantee of Continuing Service. Neither the grant of the Option evidenced by this Agreement nor any term or provision of this Agreement or the Plan shall constitute or be evidence of any understanding, express or implied, on the part of the Company to employ or retain the Optionee for any period.

10. Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by email, by facsimile transmission, or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

11. Amendments. This Agreement may not be orally amended, modified, or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified, or terminated only by an agreement in writing signed by the Company and the Optionee.

12. Representation of Optionee. By signing below, the Optionee acknowledges that the Optionee has received, read, and understood the Plan and this Agreement and agrees that the Optionee is bound by and subject to their respective terms and conditions.

13. Section 409A. This Agreement and payments hereunder shall be interpreted to be exempt from the requirements of Section 409A of the Code pursuant to Sections 1.409A-1(b)(5)(i) and 1.409A-1(b)(5)(ii) of the Treasury regulations promulgated under Section 409A of the Code.

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14. Data Privacy. Optionee acknowledges and agrees that the Company and its affiliates will process and retain certain personal data for the purposes of (1) calculating Awards, (2) monitoring Award terms and conditions, and (3) otherwise administering the Plan and Awards made under it. Such personal data may include, among other things, Optionee’s address, email address, social security number, pay data, job title, and employment dates. Optionee consents to such processing, and to the sharing of such personal data with the Company, its affiliates, its agents, its advisers, its regulators, and tax authorities, wherever appropriate.

15. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. Optionee also agrees that all online acknowledgements shall have the same force and effect as a written signature.

[Remainder of the Page Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by and officer thereto duly authorized, and Optionee has executed this Agreement, all effective as of the date first above written.

ODYSSEY THERAPEUTICS, INC.

By:
Name:
Title:

OPTIONEE

Signature

Print name:

Address:

Exhibit A

Form of Exercise Notice

ODYSSEY THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

EXERCISE NOTICE AND AGREEMENT

Odyssey Therapeutics, Inc.

[ADDRESS]

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option (the “Option”) to purchase [ ] shares of the Common Stock (the “Shares”) of Odyssey Therapeutics, Inc. (the “Company”) under and pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated [ , ] (the “Option Agreement”). Capitalized terms not defined herein have the meaning provided in the Plan and the Option Agreement. [If any portion of the Option being exercised is unvested, Optionee must also sign and deliver the attached Restricted Stock Purchase Agreement, the terms of which shall apply in addition to the terms of this Exercise Notice.]2

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, plus any and all withholding taxes due in connection with the exercise of the Option.

3. Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee under this Section 3 (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3 (the “Right of First Refusal”). Notwithstanding anything to the contrary set forth herein, if the Optionee is party to any Stockholder Agreement pursuant to which Optionee’s Shares are subject to a right of first refusal obligation similar to the Right of First Refusal, the obligations under such Stockholder Agreement shall govern and Optionee’s compliance with the terms thereof shall satisfy all of Optionee’s obligations with respect to the Right of Frist Refusal hereunder.

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”); and (v) that the Holder offers the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of a purchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3, then the Holder may sell or otherwise transfer such vested Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, (ii) any such sale or other transfer is effected in accordance with any applicable securities laws, and (iii) the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Involuntary Transfers. Subject to the other provisions of this Section 3, in the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including, but not limited to, transfers by operation of law or other involuntary transfers in connection with a divorce, dissolution, legal separation, or annulment) of all or a portion of the Shares by the Holder that does not occur in accordance with the other provisions of this Section 3, the Company shall have the right to purchase all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the persons transferring or acquiring the Shares shall promptly notify the Secretary of the Company in writing of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 180 days following receipt by the Company of written notice of the transfer.

2 Note to Form: Include this language if the Optionee will have the ability to early exercise.

(g) Exception for Certain Family Transfers. Notwithstanding anything to the contrary contained elsewhere in this Section 3, the transfer of any or all of the vested Shares during the Holder’s lifetime (except in connection with a divorce, dissolution, legal separation, or annulment) or on the Holder’s death by will or intestacy to (i) the Holder’s spouse or registered domestic partner; (ii) the Holder’s parents or children (including adoptive relationships and step relationships), and their spouses or domestic partners; or (iii) a trust or other similar estate planning vehicle for the benefit of the Holder or any such person, shall be exempt from the provisions of this Section 3; provided that, in each such case, the transferee agrees in writing to receive and hold the Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3; and provided further, that without the prior written consent of the Company, which may be withheld in the sole discretion of the Company, no more than three transfers may be made pursuant to this section, including all transfers by the Holder and all transfers by any transferee.

(h) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) consummation of the Initial Public Offering, (ii) consummation of a De-SPAC Transaction, or (iii) consummation of a Deemed Liquidation Event (as such term is defined in the Company’s Certificate of Incorporation).

4. Tax Consultation. Optionee represents that Optionee has consulted with any tax consultants that Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5. Investment Representations. In connection with the purchase of the above-listed Shares, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring these securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) Optionee acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate evidencing the Shares shall be imprinted with any legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AS SET FORTH IN THE EXERCISE NOTICE AND AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL, AND LOCK-UP PERIOD ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate stop transfer instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

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8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would otherwise require application of the laws of another jurisdiction. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Other Documents; Amendments. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

[Signature Page Follows]

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Submitted by:	Accepted by:
OPTIONEE	ODYSSEY THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title
Address:	Address:

Date Received

[Signature Page to Option Exercise Notice]